Exhibit 99.1

Triangle Petroleum Announces the Hiring of Advisors and Changes to Leadership Team

DENVER, March 24, 2016-- Triangle Petroleum Corporation (“Triangle” or the “Company”) (NYSE MKT: TPLM) announced today that it has commenced a process to explore and evaluate strategic alternatives with respect to its individual business units and the Company as a whole.

In light of the current commodity pricing environment and related market conditions, the Company believes that this is the right time to evaluate the Company’s capital structure in order to preserve liquidity, enhance financial flexibility, and promote the Company’s long-term success.  To assist in these efforts and better position the Company for future success, the Company has recently retained PJT Partners, AlixPartners, and Skadden, Arps, Slate, Meagher & Flom LLP.

The Company also announced changes in senior leadership, which better prepare the Company to successfully navigate the current commodity environment. Matthew D. Ray, an experienced investor and board member and a  co-founder of Victory Park Capital, has been appointed as an independent director of Triangle USA Petroleum Corporation  (“TUSA”), a wholly-owned subsidiary of the Company. Other changes at Triangle include the appointment of Dominic Spencer to the role of Chief Operating Officer, and Douglas Griggs, the Company’s Chief Accounting Officer, will also serve as the Company’s principal financial officer. Justin J. Bliffen has resigned from his position as Chief Financial Officer, effective March 21, 2016, to pursue other opportunities. Mr. Bliffen’s duties will be assumed by both Douglas Griggs and Mike Grijalva, who is being appointed interim Chief Financial Officer of TUSA. The Company does not anticipate that these changes will have any adverse impact on the timing of its Form 10-K filing for fiscal year 2016.

Jonathan Samuels, the Company’s Chief Executive Officer, stated: “While the recent commodity price environment has been challenging, we believe in the long-term prospects of our business and are proactively working to strengthen our balance sheet. The personnel changes will result in a more streamlined financial reporting structure. By proactively evaluating strategic options to manage prevailing market conditions in consultation with our professional advisors, the Company can better position itself for an anticipated industry recovery. The retention of PJT, AlixPartners, and Skadden, as well as the internal personnel changes and TUSA board appointment, will enhance the Company’s ability to fulfill those objectives.”

About Triangle

Triangle (NYSE MKT: TPLM) is an independent energy company with a strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana.  For more information, visit Triangle’s website at www.trianglepetroleum.com.

Forward-Looking Statements Disclosure

The information presented in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events, or developments that the Company expects, believes, or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company’s annual report on Form 10-K and its other filings with the Securities and Exchange Commission. The forward-looking statements in this press release are made as of the date of this press release, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Contact

Triangle Petroleum Corporation
Joe Magner, Vice President, Capital Markets
303-260-7125
info@trianglepetroleum.com